McMoRan

McMoRan Exploration Co.

2nd Quarter 2008 Conference Call

James R. Moffett **Richard C. Adkerson**

Co-Chairmen of the Board



July 17, 2008

Cautionary Statement

This is an oral presentation which is accompanied by slides. Readers are urged to review our SEC filings.

This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, anticipated and potential production and flow rates; anticipated revenues; the economic potential of properties; estimated exploration and development costs; the potential Main Pass Energy Hub™ Project; and the potential restart of sulphur production operations at Main Pass Block 299. Accuracy of these forward-looking statements depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. McMoRan cautions readers that it assumes no obligation to update or publicly release any revisions to the forward-looking statements in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise these statements more frequently than quarterly. Important factors that might cause future results to differ from these forward-looking statements include: adverse conditions such as high temperature and pressure that could lead to mechanical failures or increased costs; variations in the market prices of oil, natural gas and sulphur; drilling results; unanticipated fluctuations in flow rates of producing wells; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; costs and other contingencies associated with potentially restarting sulphur operations; as well as other general exploration and development risks and hazards. These and other factors are more fully described in McMoRan's 2007 Annual Report on Form 10-K on file with the Securities and Exchange Commission.

The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain phrases and terms in this presentation, such as "estimates of proved, probable and possible reserves (3P reserves)" and "gross unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. We urge you to consider closely the disclosure of proved reserves included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2007.

2Q08 Highlights

Sales Data	2Q08	1H08
Natural Gas		
Volumes *(Bcf)*	17.9	35.4 [(1)]
Average Realization *(per Mcf)*	$12.11	$10.60
Oil		
Volumes *(mm bbls)*	1.1	2.2
Realization *(per bbl)*	$123	$110
Plant Products		
Volumes *(Bcfe)*	2.1	4.5 [(1)]

Financial Results *(in millions, except per share amounts)*		
Revenues	$376 [(2)]	$671
Net Income [(3)]	$60.3	$92.3
Diluted Earnings Per Share [(3)]	$0.75	$1.21
EBITDAX [(4)]	$269	$497
Operating Cash Flows	$209	$382
Capital Expenditures	$60	$111

(1) Reflects a reduction to natural gas volumes of 0.3 Bcf and plant product volumes of 0.1 Bcfe to reverse royalty relief amounts reported in 1Q08.
(2) Includes a reduction to revenues of $3.9 million associated with the reversal of royalty relief recorded in the 1Q08.
(3) Includes loss of $43.2 million, $0.49 per share, for unrealized mark-to-market charges on open derivative contracts in 2Q08 and $84.8 million, $0.98 per share, in 1H08.
(4) See reconciliation of this non-GAAP measure on page 29.

Achievement of Significant Debt Reduction

(US$ millions)


$1,500
$1,000
$500
$0
Total Debt
$1,194 (1)
Total Debt Excluding Convertible Notes
$305
At Time of Acquisition in August 2007
6/30/08

Total Debt at 6/30/08 Adjusted (2)

Revolving Credit Facility	$ 5
Senior Notes Issued in 2007	$300
Sub-Total	$305
Convertible Debt	75
Total	$380

NOTE: Used $450 million in net proceeds from concurrent equity/equity linked offering in November 2007 to reduce debt
(1) Including convertible notes, total debt at time of the acquisition was $1,410 million
(2) Reflects conversion of 6% Convertible Senior Notes on July 2, 2008

McMoRan Exploration Co.

Production Growth

3Q08e Average ~280 MMcfe/d


54
185
295
291
294
2Q07
3Q07 (1)
4Q07
1Q08 (2)
2Q08 (3)



(1) Includes production from the properties acquired from Newfield beginning on the August 6, 2007 close date.
(2) Lower than amount reported in April 2008 due to assumed loss of royalty relief.
(3) Higher than April 2008 estimate of 285 MMcfe/d despite a 5 MMcfe/d impact from the assumed loss of royalty relief

2Q08 Average Production Rates For Top Fields

(MMcfe/d)


"Liberty Canal"
Gross: 43; Net: 12
LA State Lease 18090
"Long Point"
Gross: 44; Net: 12
"Laphroaig"
Gross: 43; Net: 16
Grand Isle 3
Gross: 20; Net: 7
Main Pass 138
Gross: 9; Net: 7
South Marsh Island 212
"Flatrock"
#1 Gross: 38; Net: 7
#2 Gross: 102; Net: 19 (1)
South Pelto 9
Gross: 23; Net: 7
Main Pass 299
Gross: 13; Net: 11
Vermilion 215
Gross: 8; Net: 6
South Marsh Island 49
Gross: 8; Net: 7
Eugene Island 182
Gross: 20; Net: 11
South Timbalier 148
Gross: 20; Net: 9
South Marsh Island 141
Gross: 12; Net: 8
East Cameron 373
Gross: 19; Net: 6
South Timbalier 299
Gross: 13; Net: 8
High Island 474
Gross: 11; Net: 6
Eugene Island 251/262
Gross: 22; Net: 10
Eugene Island 318
Gross: 13; Net: 8

(1) Current rate. Well commenced production on July 6, 2008.

NOTE: Amounts are before production consumed in operations.

Recent Flatrock Results

- Flatrock No. 2 Start-up
  - Commenced Production in *Rob-L* on July 6, 2008
  - Ramped up to 90 MMcf/d and 2,000 Bbls/d Gross, 19 MMcfe/d Net
- Flatrock No. 3 - Deeper *Operc* Pay at Delineation Well in May
  - Expected to Commence Production in 3Q 2008
- Flatrock No. 4 - Infill Success in *Rob-L* Section in June
  - Drilling Below 16,800′ Towards PTD of 18,500′
- Flatrock No. 5 – Spud July 1, 2008
  - Drilling Below 9,700′ Towards PTD of 18,400′
- Expect Multiple Additional Wells to be Drilled in This Area
- Production Can be Brought on Quickly Utilizing Existing Infrastructure

Flatrock Field Status Report



Flatrock Wells No. & Location	Well Type	Total Pay Intervals	Net Feet of Pay (1)	Status
1 – "A"	Discovery	8	260	Producing
2 – "B"	Delineation	8	289	Producing
3 – "D"	Delineation	8	256	Completing
4 – "C"	Development	2	116	Drilling
5 – "E" (2)	Development	n/a	n/a	Drilling
6 – "F" (3)	Delineation	n/a	n/a	To Spud in 2H08

(1) Confirmed with wireline logs.
(2) Located 1,800' west of No. 4 well between the No. 1 and No. 2 wells
(3) Located on South Marsh Island Block 217 and 3,100' southeast of the No. 3 well

Flatrock Major Discovery



Flatrock Ryder Scott Proved Reserves at 6/30/08


Producing 2%
Shut-in 13%
Undeveloped 17%
Non-producing 68%

395 Bcfe Gross
74 Bcfe Net


208
207
211
212
213
218
217
216
FLATROCK
Discovery
Producing
Drilling
Proposed Locations
ONE MILE
ROB L
OPERC
GYRO
#2
#5
#4
#1
#3
#227
#225
#223
Flatrock #2 ("B" loc.)
• 8 stacked pay sands
• 289 net feet of pay
• 114 MMcfe/d test rate
• Online July 6, 2008 in Rob-L
• Current rate 102 MMcfe/d
Flatrock #1 ("A" loc.)
• 8 stacked pay sands
• 260 net feet of pay
• Online Jan. 28, 2008 in Operc
• Averaged 38 MMcfe/d in 2Q08
Flatrock #5 ("E" loc.)
• Spud July 1, 2008
• Drilling
• Proposed TD 18,400'
Flatrock #4 ("C" loc.)
• Spud April 9, 2008
• 2 stacked pay sands
• 116 net feet of pay
• Drilling
• Proposed TD 18,500'
Flatrock #3 ("D" loc.)
• 8 stacked pay sands
• 256 net feet of pay
• Online 3Q08
Flatrock "F"
• To spud 2H08
• Proposed TD 19,500'
HURRICANE
HURRICANE DEEP
#223, #227 - Rob L Production
#225 - Evaluating
#226 - Online Jan. 24, 2008

Located on OCS 310 at South Marsh Island Block 212 in 10 Feet of Water

4 Successful Wells Drilled to Date

NOTE: McMoRan owns a 25% Working Interest and an 18.8% Net Revenue Interest.

Flatrock/Hurricane/Hurricane Deep Cross Section


Z
NW
Flatrock
Hurricane
Hurr. Deep
Z'
SE
MMR #2
MMR #5
MMR #4
MMR #1
MMR #3
Prop. Loc. F
MMR #227
MMR #223
MMR #226
1.1 mi.
0.5 mi.
0.6 mi.
10000
15000
20000
25000
Lighthouse Point Shallow Production 0.5 TCFE
Tiger Shoal Field Shallow Production 3.3 TCFG
Producing
Producing
Producing
Producing
Producing
ROB-L
ROB-L
UNCONFORMITY
OPERC
OPERC
GYRO
GYRO
"Big Blue" Fault
2 Miles
7/08

MCMORAN EXPLORATION CO.

Updated Reserve Data as of 6/30/08

Replaced 165% of 1H08 Production

	Bcfe
Ryder Scott Proved Reserves at 12/31/07	363.9
1H08 Production	(53.2)
Additions/Revisions	87.8
Ryder Scott Proved Reserves at 6/30/08	398.5
PV of Proved Reserves @ 10%(1)	$3.9 Billion
3P Reserves at 6/30/08(2)	712.6 Bcfe

(1) Independent engineers' estimates of the present value of future net cash flows before income taxes from the production and sale of McMoRan's estimated proved reserves, were determined using a ten percent discount rate, market pricing at 6/30/08 of $140 per bbl of oil and $13.10 per MMbtu of natural gas, and other assumptions required by the Securities and Exchange Commission.

(2) Cautionary Language: The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. **We use certain phrases and terms in this presentation, such as "estimates of proved, probable and possible reserves (3P reserves)" which the SEC's guidelines strictly prohibit us from including in filings with the SEC.** We urge you to consider closely the disclosure of proved reserves included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2007.

Proved Reserves as of 6/30/08

By Category


Undeveloped
14%
Producing
34%
Non-
producing
48%
Shut-in
4%

399 Bcfe

By Commodity


Oil
32%
Gas
68%

399 Bcfe

Deeper Pool Success in OCS 310/ LA State Lease 340 Area


LA STATE LEASE 340
OCS 310
17S5E
FLATROCK #2
ONLINE July 08
FLATROCK #5
Drilling
FLATROCK #4
Drilling
FLATROCK #1
ONLINE 1Q08
FLATROCK #3
Online 3Q08
FLATROCK "F"
McMoRan Proposed
HURRICANE
McMoRan #223
McMoRan #227
ONLINE 1Q05
HURRICANE DEEP
McMoRan #226
ONLINE 1Q08
JB MOUNTAIN
El Paso #218ST
El Paso #219
ONLINE 2Q03
JB MOUNTAIN DEEP
McMoRan #224
GLADSTONE WEST
McMoRan Proposed
GLADSTONE EAST
McMoRan Proposed
MOUND POINT WEST
McMoRan Proposed
MOUND POINT
McMoRan #2
MOUND POINT
El Paso #1(114)
ONLINE 4Q03
MOUND POINT EAST
McMoRan #6 Drilling
MOUND POINT SOUTH
McMoRan #5
TOM SAUK
McMoRan Proposed
BLUEBERRY HILL
McMoRan #1
3 MILE LINE
G
G'
A
A'
Z
Z'
209
208
207
212
213
215
214
220
221
222
223
224
225
231
230
229
228
227
226
1 Miles
LEGEND
Discoveries
Producing
Drilling
Proposed Locations
7/08

McMoRan Exploration Co.

OCS 310/LA State Lease 340 – Gross Unrisked Potential For The Area Below Shallow Production



LA STATE LEASE 340
OCS 310
3 MILE LINE
LIGHTHOUSE POINT .5 TCFE
FLATROCK/HURRICANE 1.5 TCF
GLADSTONE 0.45 TCF
MD. PT. WEST 0.5 TCF
MD. PT. EAST 0.5 TCF
MD. PT. SOUTH 0.5 TCF
MOUND POINT 2.6 TCFE
TIGER SHOAL FIELD 3.3 TCFE
BLUEBERRY HILL 0.5 TCF
J.B. MOUNTAIN 0.5 TCF
J.B. MOUNTAIN DEEP 0.5 TCF
SMI 236 FIELD .5 TCFE
17S5E
209
208
207
210
211
212
213
219
218
216
214
220
221
222
224
225
232
231
230
229
228
227
226
1 Miles
Producing
Discovery
Drilling
Proposed
Proven Deep Areas
Potential
Historical Shallow Production
7/08

NOTE: We use certain phrases and terms in this presentation, such as "gross unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. See Cautionary Statement.

Mound Point East Exploration Prospect



Located on
Louisiana State Lease 340
in < 10 Feet of Water


MOUND POINT
McMoRan Mound Point West
McMoRan #2 Mound Point Positive Test
El Paso #1(114) Mound Point Online 4Q03
18S5E
213
McMoRan Gladstone East
El Paso #2 Mound Point
McMoRan #6 Mound Point East
216
215
214
McMoRan Tom Sauk
McMoRan Gladstone West
McMoRan #5 Mound Point South TA
MOUND POINT SOUTH
LEGEND
Discovery
Producing
Drilling
Proposed Locations
Temporarily Abandoned
7/08

MMR WI: 32.5%

MMR NRI: 23.2%

Current Depth: 17,000'

PTD: 18,050'

- **Located ~ 10 miles East of Flatrock Field**
- **Targeting Similar Deep Geological Features Seen in Flatrock**
- **May Deepen to Evaluate Potential *Gyro* Sands**

Flatrock/Gladstone/Mound Point East Cross Section


Flatrock
Gladstone
Mound Pt.
Mound. Pt. East
G
W
G'
E
McMoRan #1
Prop. Well
Prop. Well
McMoRan #2
El Paso #1
McMoRan MPE #6
Tiger Shoal Field Shallow Production 3.4 TCFG
Mound Point Shallow Production 2.6 TCFG
10000
15000
20000
25000
ROB-L
ROB-L
Producing
Producing
UNCONFORMITY
OPERC
OPERC
GYRO
GYRO
"Big Blue" Fault
12 Miles
7/08

Hurricane Deep/JB Mountain/ Mound Point Cross Section


Hurricane Deep
JB Mountain
Mnd. Pt. South
Mnd. Pt. East
A
NW
McMoRan #226
El Paso #220
SE SW
EL PASO #218
McMoRan #5
McMoRan Tom Sauk
McMoRan MPE #6
A'
NE
Tiger Shoal Field Shallow Production 3.4 TCFG
Mound Point Shallow Production 2.6 TCFG
-10000
-15000
-20000
-25000
ROB-L
ROB-L
UNCONFORMITY
Drilling
OPERC
OPERC
Producing
Producing
GYRO
GYRO
GYRO
"Big Blue" Fault
"Big Blue" Fault
12 Miles
04/08

McMoRan Acreage Position

Rights to 1.3 Million Gross Acres, Including 280,000 Acres in the Ultra-deep Trend



Flatrock Area
OCS 310/LA State Lease 340
McMoRan has rights to 150,000 gross acres.
South Timbalier Block 168 (BLACKBEARD)
McMoRan Controls 25,000 Gross Acres
7/08

MOXY Acreage

- Legacy
- HBP Acquired in August 2007
- Ultra-deep Potential Acquired in August 2007

Shelf (Blackbeard) vs Deepwater (Tahiti) GOM



South Timbalier
DEEP SHELF
Green Canyon
DEEPWATER
McMoRan #1 BP2 Blackbeard West South Timbalier 168 PTD 35,000'
McMoRan #1 Blackbeard East South Timbalier 144 Potential Well Location
Chevron Knottyhead Discovery TD 34,189'
Tahiti Field (Projected)
Tonga Discovery (Projected)
Shallow Water
Deep Water
4500'
PLIO / PLEISTOCENE
UPPER MIOCENE
Salt Weld
MIDDLE MIOCENE
LOWER MIOCENE
SALT
-15,000'
-20,000'
-30,000'
-34,189'
-40,000'
MIDDLE MIOCENE
LOWER MIOCENE
PALEOGENE
MESOZOIC
0
7 Miles

South Timbalier Block 168 Exploration Prospect



Located in 70 Feet of Water

Re-entered March 18, 2008

Currently Drilling Below 32,550'


SHIP SHOAL
SOUTH TIMBALIER
C
#1 BP2
C'
Blackbeard West - ST 168
1 Mile
Scale

- **Deepening to Evaluate Potentially Significant Targets**
- **Well is Permitted to 35,000'**
- **Logs Indicated Potential Hydrocarbon Bearing Zones That Need to be Evaluated Further**
- **McMoRan Operates and Owns 32.3% WI**

Main Pass Sulphur Opportunities



- Main Pass 299 Contains 60-Million Ton Sulphur Resource
- Evaluating Feasibility of Producing This Resource


Sulphur Prices FOB Tampa*
$500
$400
$300
$200
$100
$0
* Source: Green Markets
1978
1981
1984
1987
1990
1993
1996
1999
2002
2005
2008

Main Pass Energy Hub™

- **Continuing Discussions with Potential Energy Suppliers to Develop Commercial Arrangements for MPEH™**
- **Facility Capabilities**
  - **Storing 28 Bcf of Gas in Underground Storage Caverns**
  - **Producing Natural Gas Liquids**
  - **Storage of Other Petroleum Products**
  - **Regasifying LNG at a Peak Rate of 1.6 Bcf/d**

Project's Location Near Large and Liquid U.S. Gas Markets and the Significant Potential of the Onsite Cavern Storage Provide Attractive Commercial Opportunities.

2008 Outlook

- **2008 Production Estimated to Average 285 MMcfe/d***
  - **280 MMcfe/d Estimated for 3Q08**

- **Continuing Active Drilling Program**
  - **OCS 310/LA State Lease 340 Area**
    - Flatrock Development/Exploitation Wells
    - Mound Point East
    - Tom Sauk
    - Gladstone
  - **South Timbalier Block 168 No. 1 (Previously Known as Blackbeard West)**
  - **Northeast Belle Isle (St. Mary Parish, Louisiana)**

- **2008 Capital Expenditures Estimated to ~ $260 MM**
  - **$90 MM in Exploration/Exploitation for Flatrock and Other Opportunities**
  - **$170 MM in Development Costs**
  - **Capital Spending Driven by Opportunities**

Amounts above are estimates. Please see Cautionary Statement.

** Assumes 2008 natural gas prices will exceed $10.38 per MMbtu, the established threshold by MMS above which royalty relief is not available for 2008. If 2008 prices average less than $10.38 per MMbtu, production for the year is estimated to average approximately 290 MMcfe/d*

Strong Cash Flows

($ in millions)

2008e EBITDAX (1)


$1,110
$1,155
$1,200
-$1/Mcf
-$5/Bbl
Forward
Pricing
+$1/Mcf
+$5/Bbl

2008e Excess Cash Flow (2)


$610
$645
$680
-$1/Mcf
-$5/Bbl
Forward
Pricing
+$1/Mcf
+$5/Bbl

(1) Based on 2008 production estimate of 285 MMcfe/d for 2008 from existing fields and assumes NYMEX forward curve pricing as of July 11, 2008 ($12.60/MMbtu and $147.50/bbl average in remaining 6 months of 2008). Estimates include the projected impact of hedges currently in place (hedge prices average $9.16/MMbtu for natural gas and $72.30/bbl for the remainder of 2008, floor prices for July-October average $6.00/MMbtu for natural gas and $50.00/bbl of oil). After considering the impact of our current hedge positions, each $1.00/MMbtu change in the natural gas price over the remainder of 2008 would impact annual EBITDAX by $35 million and each $5/bbl change in the oil price would impact our EBITDAX by $10 million. A 5 percent change in production volume (natural gas equivalents) would impact our EBITDAX by approximately $40 million for the year.

(2) Excess cash flow equals operating cash flow (net of interest, estimated abandonment expenditures of approximately $60 million, and working capital) less CAPEX of $260 million, preferred dividends and other cash requirements; before debt reductions.

e = estimate. Please see Cautionary Statement.

Financial Policy

- Maintain Strong Balance Sheet to Enable Future Growth
- Commit Capital to High Potential Opportunities While Maintaining Capital Discipline
- Manage Risk Through Partnering
- Substantial Cash Flows Available to Reduce Debt

Key Investment Highlights

- Significant Reserves and Growing Production Profile
- High Impact Exploration Prospects
  - Recent Exploration Success Provides Multiple Near-term Opportunities
- One of the Largest Acreage Holders on GOM Shelf
- Strong Cash Flow Generation
- Additional Upside From Potential MPEH™ LNG/Storage Project
- Experienced Management With a Track Record of Success
- Attractive Risk/Reward Profile

McMoRan

McMoRan Exploration Co.

Reference Slides



www.mcmoran.com
www.mpeh.com

MMR
LISTED
NYSE

Hedge Positions

Excluding Puts, Less Than 5% of Estimated Reserves Hedged

Natural Gas Positions (million MMbtu)

	Open Swap Positions(1)		Put Options(2)	
	Volumes	Average Swap Price	Volumes	Average Floor
2H08	2.7	$ 9.16	6.6	$ 6.00
2009	7.3	$ 8.97	3.2	$ 6.00
2010	2.6	$ 8.63	1.2	$ 6.00

Mark to market position on natural gas at 6/30/08: $48.0 MM Loss

Oil Positions (thousand bbls)

	Open Swap Positions(1)		Put Options(2)	
	Volumes	Average Swap Price	Volumes	Average Floor
2H08	120	$ 72.30	288	$ 50.00
2009	322	$ 71.82	125	$ 50.00
2010	118	$ 70.89	50	$ 50.00

Mark to market position on oil at 6/30/08: $37.4 MM Loss

(1) Covering periods January-June and November-December
(2) Covering period July-October

McMoRan EXPLORATION Co.

Reconciliation of Non-GAAP Measure

EBITDAX is a financial measure commonly used in the oil and natural gas industry but is not defined under accounting principles generally accepted in the United States of America ("GAAP"). As defined by us, EBITDAX reflects our adjusted oil and gas operating income. EBITDAX is derived from net income from continuing operations before other expense, interest expense (net), income taxes, start-up costs for Main Pass Energy Hub™ project, exploration expenses, depreciation, depletion and amortization expense, stock-based compensation charged to general and administrative expenses, unrealized losses on oil & gas derivative contracts, and insurance recovery. EBITDAX should not be considered by itself or as a substitute for net income, operating income, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP, or as a measure of our profitability or liquidity. Because EBITDAX excludes some, but not all, items that affect net income, this measure varies among companies. The EBITDAX data presented above may not be comparable to similarly titled measures of other oil and gas companies. A reconciliation of net income to EBITDAX for the second quarter and six-months ended of 2008 is set forth below (in thousands):

	2nd Qtr.	6-mos.
	($ in millions)	
Net income applicable to common stock	$ 60	$ 92
Preferred dividends and amortization of convertible preferred stock issuance costs	4	9
Loss from discontinued operations	1	2
Income from continuing operations	65	103
Other expense	2	2
Interest expense, net	12	30
Income tax	1	2
Start-up costs for Main Pass Energy Hub™ project	2	3
Exploration expenses	17	23
Depreciation, depletion and amortization expense	121	242
Stock-based compensation charge to general and administrative expenses	9	10
Insurance recovery	(3)	(3)
Unrealized loss on oil & gas derivative contracts	43	85
EBITDAX	$269	$497